As filed with the Securities and Exchange Commission on April 24, 2002.

File No. 33-11420

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 x

PRE-EFFECTIVE AMENDMENT NO. __

POST-EFFECTIVE AMENDMENT NO. 15 x

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 x

AMENDMENT NO. 15 x

NICHOLAS LIMITED EDITION, INC.

(Exact Name of Registrant as Specified in Charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)

(414) 272-6133

(Registrant's Telephone Number, including Area Code)

Albert O. Nicholas, President

Nicholas Limited Edition, Inc.

700 North Water Street

Milwaukee, Wisconsin 53202

Copy to:

Teresa M. Levy

Michael Best & Friedrich LLP

100 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

- immediately upon filing pursuant to paragraph (b)

x on April 30, 2002 pursuant to paragraph (b)

  60 days after filing pursuant to paragraph (a)

  on pursuant to paragraph (a)(1)

75 days after filing pursuant to paragraph (a)(2)

on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $0.01 par value per share

Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On March 25, 2002, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended December 31, 2001.

Nicholas Limited Edition, Inc.

Form N-1A

PART A: PROSPECTUS

NICHOLAS LIMITED EDITION, INC.

Prospectus

April 30, 2002

Nicholas Limited Edition, Inc. (the "Fund") is a no-load, diversified fund.

The Fund’s investment objective is long-term growth.

This Prospectus gives vital information about the Fund.

For your benefit and protection, please read it before you invest,

and keep it on hand for future reference.

You should be aware that the Fund is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). As a result, at times the Fund may be closed to new investors,

including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions.

Investment Adviser

NICHOLAS COMPANY, INC.

Minimum Initial Investment - $2,000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or

determined whether this prospectus is truthful or complete.

Anyone who tells you otherwise is committing a crime.

700 North Water Street s Suite 1010 s Milwaukee, Wisconsin 53202 s 414-272-6133 s 800-227-5987

TABLE OF CONTENTS

Page

OVERVIEW 1

SHARE LIMITATION 4

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS 4

FINANCIAL HIGHLIGHTS 7

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE 8

THE FUND'S INVESTMENT ADVISER 9

PRICING OF FUND SHARES 10

PURCHASE OF FUND SHARES 10

REDEMPTION OF FUND SHARES 12

EXCHANGE BETWEEN FUNDS 15

TRANSFER OF FUND SHARES 16

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS 16

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN 17

SYSTEMATIC WITHDRAWAL PLAN 17

TAX DEFERRED ACCOUNTS 17

MASTER RETIREMENT PLAN 18

FOR MORE INFORMATION ABOUT THE FUND Back Cover

You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

OVERVIEW

Investment Objective

The Fund strives to increase the value of your investment over the long-term ("long-term growth").

Principal Investment Strategies

To pursue the Fund’s goal of long-term growth, it primarily invests in common stocks of domestic small- and medium-sized companies having growth potential. The Fund believes a company’s annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company’s size. In distinguishing company size in terms of sales volume, the Fund considers a company’s sales volume relative to peer companies in the company’s industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2 billion as "small," between $2 billion and $10 billion as "medium," and greater than $10 billion as "large." To a lesser extent, the Fund may invest in companies with large market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund’s investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company’s stock will achieve superior performance. It is anticipated that a major portion of the Fund’s portfolio will be invested in common stocks of the types of companies, and in the manner, as described above.

For further information on the Fund’s principal investment strategies and how the Fund invests, see "Investment Objective, Principal Investment Strategies and Risks" starting on page 4.

Principal Risks of Investing

As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund’s investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund’s investments go down, you may lose money.

The principal risks of investing in the Fund are:

Market Risk – Market risk involves the possibility that the value of the Fund’s investments will fluctuate as the stock market fluctuates over short- or longer-term periods. Common stock prices tend to be more volatile than other investment choices.

Portfolio-Specific Risk – From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its’ industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Because the Fund will invest most of its assets in the securities of small- and medium-sized companies, the Fund may face additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies

Selection Risk - The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

Share Limitation - Due to the Fund’s share limitation noted on the cover page of this Prospectus, the Fund may be forced to sell securities in its portfolio to meet redemption requests in adverse market conditions, which could have a negative impact on the value of Fund shares. In addition, the Fund may close to new investments (including additions to existing accounts other than through reinvestment of capital gain and dividend distributions) at any time. In such event, you may not be able to acquire additional Fund shares should you desire to do so.

Since there are risks inherent in all investments in securities, there is no assurance that the Fund’s objective will be achieved.

For further information on the Fund’s principal investment strategies and the risks of investing in the Fund, see "Investment Objective, Principal Investment Strategies and Risks" starting on page 4.

Performance

The bar chart and table shown below indicate the risks of investing in the Fund. They show the variability of the Fund’s total return over time and how the Fund’s historical performance compares with alternative broad measures of market performance.

This bar chart shows the Fund’s calendar year total returns for the last ten years.

BAR CHART PLOT POINTS

1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
16.78%	9.03%	(3.04)%	30.18%	21.81%	33.02%	1.67%	(4.09)%	(8.66)%	8.21%

For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 22.82% (for the quarter ended June 30, 2001) and the lowest quarterly return was (17.01)% (for the quarter ended September 30, 1998).

This next table shows how the Fund's average annual total returns for the one, five and ten year periods ending on December 31, 2001 (the Fund's most recently completed calendar year), compared to the returns of the Russell 2000 Index and the Standard & Poor’s Smallcap 600 Index ("S&P Smallcap 600 Index"). The table also shows the Fund’s average annual total returns after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

One	Five	Ten
Year	Years	Years
Nicholas Limited Edition, Inc.

Return Before Taxes
8.21%	5.10%	9.64%
Return After Taxes on Distributions
8.15%	3.21%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares
5.03%	4.08%	7.40%
Russell 2000 Index (1)
2.49%	7.52%	11.51%
S&P Smallcap 600 Index (1)
6.54%	10.66%	13.61%

__________

(1) The average annual total returns on the Indices do not reflect deductions for taxes.

The Russell 2000 Index is an unmanaged index that represents the average performance of a group of stocks of approximately 2000 companies and is a widely used benchmark for small-capitalization U.S. stocks. The S&P Smallcap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

Of course, the Fund's past performance (before and after taxes) is no guarantee of its future returns.

FEES AND EXPENSES OF THE FUND

Fund investors pay various fees and expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None (1)
Exchange Fee	None

Annual Fund Operating Expenses (2)

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Distribution [and/or Service] (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.89%

__________

(1) The Fund’s transfer agent charges $15.00 for each wire redemption.

(2) Annual Fund Operating Expenses are based on expenses incurred for the year ended December 31, 2001.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
	One	Three	Five	Ten
	Year	Years	Years	Years
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	$91	$284	$493	$1,096

__________

For a further description of the fees paid to the Fund’s adviser, Nicholas Company, Inc., see "The Fund’s Investment Adviser" on page 9.

Portfolio Management

Mr. David O. Nicholas is Senior Vice President and the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. David O. Nicholas is President and Chief Investment Officer of the Adviser, and has been employed by the Adviser since 1985. For a further discussion of Mr. David O. Nicholas’ experience, see "The Fund’s Investment Adviser."

SHARE LIMITATION

The Fund is restricted in size to a maximum of 10 million shares of common stock outstanding. At such time as the maximum of ten million shares are issued and outstanding (without taking into account shares outstanding as a result of reinvestment of capital gain and dividend distributions), the Fund will close to all new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In addition, the Fund may close to new investments at any time in the sole discretion of the Fund. However, redemptions of shares will continue to be received. Should the number of outstanding shares decline through redemptions, or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment. Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

The officers of the Fund have the right to restrict investments by any single shareholder by rejecting any new or additional subscription for shares (including exercise of the exchange privilege with other investment companies for which Nicholas Company, Inc. serves as investment adviser but not including reinvestment of capital gain and dividend distributions) which would result in the aggregate value of such shareholder's account equaling 5% or more of the total net assets of the Fund. For the purpose of this restriction, related accounts (as determined by the officers of the Fund in their discretion) may be grouped together to determine an aggregate account value.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This section provides a more detailed description of the Fund’s investment objective, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the Fund’s principal investment strategies and the principal risks of investing in the Fund.

What is the Fund’s primary investment objective?

The investment objective of Nicholas Limited Edition, Inc. is to increase the value of your investment over the long-term ("long-term growth").

How does the Fund pursue its primary investment objective?

The Fund strives to meet its primary investment objective by investing primarily in a diversified portfolio of equity securities of small- and medium-sized U.S. companies, which it believes, have growth potential.

The Fund believes a company’s annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company’s size. To determine company size in terms of sales volume, the Fund compares a company’s sales volume to peer companies in the company’s industry. In terms of market capitalization, the Fund uses the following standard:

Market Capitalization

Small 0 to $2 Billion

Medium $2 Billion to $10 Billion

Large Over $10 Billion

To pursue the Fund’s goal it also may, to a lesser extent, invest in companies with large capitalizations. The Fund’s investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company’s stock will achieve superior performance.

The Fund looks for companies with the potential for superior growth in sales and earnings. The Fund seeks companies that it believes are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company’s value, including:

a company’s strategic position in its industry

sales and earnings growth

product development

quality of management

overall business prospects

a company’s price-to-earnings ratio (including an analysis of such ratio in relation to the company’s growth rate and industry trends)

Income is not a significant factor in selecting the Fund’s investments. The Fund does not have a pre-set asset allocation strategy which requires that it maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum percentage of the Fund’s assets which must be invested in the securities of companies in any particular industry or group of industries. The Fund may not invest more than 5% of its total net assets in the securities of any one company, and not more than 25% of the value of the Fund’s total net assets may be concentrated in companies in any particular industry or group of related industries. In addition, the Fund may not hold more than 10% of the voting securities of any one company.

The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund sees an appropriate opportunity. The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company’s financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company’s market capitalization grows to a point that it is clearly no longer a small- or medium-capitalization stock or if a company’s stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

Does the Fund invest in securities other than equity securities?

The Fund expects that a major portion of its portfolio will be invested in common stocks of the types of companies, and in the manner previously described. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (but in no event in an aggregate amount in excess of 15% of the Fund’s total assets), debt securities and preferred stock convertible into common stock, securities of other investment companies (up to 10% of the Fund’s total assets) and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

Although the Fund’s primary investment strategy is to achieve long-term growth, for liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

What are the principal risks of investing in Nicholas Limited Edition?

Market Risk. The value of the Fund’s investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund’s investments and consequently, your Fund shares, may occur because a particular stock market fluctuates. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund’s investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund’s portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund’s investments, and consequently, your Fund shares.

Portfolio-Specific Risk. From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its’ industry or certain companies within the industry, while having little or no impact on similar companies within the industry. Because the Fund invests most of its assets in the securities of small- and medium-sized companies, the Fund may be subject to additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies. If the values of the Fund’s investments in small- to medium-sized companies decreases, the value of the Fund’s shares also may go down.

Selection Risk. The Fund also is subject to selection risk, which is the risk that the stocks the Fund buys will underperform the markets or other mutual funds with similar investment objectives and strategies.

Risks Related to the Fund’s Share Limitation. The Fund is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). As a result, at times the Fund may be closed to new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In such event, you may not be able to acquire additional Fund shares should you desire to do so. However, even if the Fund is closed to new investments, redemptions of shares will continue to be received. Due to the limitation on size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions which could have a negative impact on the value of your Fund shares.

Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund’s Statement of Additional Information, which is incorporated by reference herein.

The Fund may use many different investment strategies in seeking its investment objective, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund’s investments are explained in detail in the Fund’s Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, see the back cover page of this Prospectus.

As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you won’t lose money on your investment. There is no guarantee that the Fund’s performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund’s objectives will be achieved.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years ended December 31, 2001. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Arthur Andersen LLP, independent public accountants, whose report, along with the Fund’s financial statements and related notes, are included in the Fund's Annual Report, which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by calling or writing the Fund.

	Year Ended December 31,
	2001	2000	1999	1998	1997
NET ASSET VALUE, BEGINNING OF YEAR	$15.16	$22.61	$24.20	$25.07	$20.74
INCOME FROM INVESTMENT OPERATIONS

Net investment income (loss)
	(.08)	(.02)	.05	.01	.00*
Net gain (loss) on securities (realized and unrealized)
	1.33	(1.85)	(1.05)	.38	6.82

Total from investment operations
	1.25	(1.87)	(1.00)	.39	6.82

LESS DISTRIBUTIONS

From net investment income
	--	--	(.05)	(.01)	(.00)*
From net realized gain
	(.04)	(5.58)	(.54)	(1.25)	(2.49)
In excess of book realized gain
	--	--	--	(.00)**	--

Total distributions
	(.04)	(5.58)	(.59)	(1.26)	(2.49)

NET ASSET VALUE, END OF YEAR	$16.37	$15.16	$22.61	$24.20	$25.07

TOTAL RETURN	8.21%	(8.66)%	(4.09)%	1.67%	33.02%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$164.2	$191.4	$278.8	$367.2	$328.0
Ratio of expenses to average net assets	.89%	.86%	.87%	.85%	.86%
Ratio of net investment income (loss) to average net assets	(.47)%	(.12)%	.21%	.06%	.01%
Portfolio Turnover Rate	60.82%	82.14%	36.01%	30.06%	37.05%

__________

* The amount rounds to $0.00, actual amount $0.0029.

** The amount rounds to $0.00, actual amount $0.0020.

Please consider the performance information above in light of the Fund's investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Fund shares may go up and down.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Fund’s primary objective is long-term growth. In an effort to achieve this objective, the Adviser generally invests in common stocks of small- and medium-sized companies having growth potential. Individual stock selection is the focal point of the Adviser’s equity philosophy. The Adviser’s efforts are directed toward purchasing stocks of fundamentally sound companies at reasonable prices. It also is the Adviser's strong conviction that superior long-term results are achieved through the minimization of capital losses during adverse periods in the general market. The Adviser primarily seeks stocks where the price/earnings ratio is low in relation to earnings growth or where the price is reasonable in relation to book value. Above average secular earnings growth and strong current earnings momentum are important factors.

The Fund ended fiscal 2001 with a net asset value per share of $16.37, a total return of 8.21% and approximately $164 million in total net assets. At December 31, 2001, the Fund’s portfolio consisted of equity holdings in 68 companies, representing 95.37% of the Fund’s total net assets and short-term investments representing 4.80% of the Fund’s total net assets. The poor overall performance of the financial markets in fiscal 2001 was attributable to a number of factors, including a sluggish economy, poor earnings reports, low consumer confidence, rising unemployment and the tragic events of September 11. Notwithstanding the negative economic and market conditions during 2001, industry sector mix and individual stock selection resulted in the Fund’s positive return. The Fund’s performance for fiscal 2001 was largely driven by the consumer, financial and healthcare sectors, along with select technology issues, which performed well in the fourth quarter. The telecommunications service sector continued to struggle during fiscal 2001, and negatively impacted the Fund’s performance.

In terms of overall portfolio mix, at December 31, 2001, the Fund held significant positions in technology software and services and technology hardware companies (15.36% and 6.83%, respectively of the Fund’s total net assets at December 31, 2001); health care service and equipment companies (10.54% and 7.96%, respectively); media and hotels, restaurant and leisure companies (6.82% and 5.78%, respectively); and insurance (7.34%). During 2001, the Fund significantly increased its relative percentage holdings in the energy sector and modestly increased its relative percentage holdings in financials, including banks and insurance. During 2001, the Fund also added to its positions in the health care sectors, specifically equipment and pharmaceuticals and biotechnology, during periods when the market prices were low. In addition, the Fund significantly decreased its relative percentage holdings in technology software and services and telecommunication services. In fiscal 2000, the Fund’s portfolio turnover rate increased due to adjustments made to reposition the Fund going forward and declining market values throughout the year. The portfolio turnover rate, which is a measure of the portfolio’s activity for the year, is calculated in part by using the average market value of the portfolio held during the year. During fiscal 2001, the dollar volume of portfolio transactions was significantly lower than 2000 and portfolio market values continued to decline. This resulted in a lower portfolio turnover rate than 2000, but the rate remained higher than historical figures.

The Fund’s 12-month return of 8.21% for fiscal 2001 compared to returns of 2.49% for the Russell 2000 Index and 6.54% for the Standard & Poor’s Smallcap 600 Index ("S&P Smallcap 600 Index"). The stock market in 2001 continued on the negative path that began in 2000. The NASDAQ composite was down 21.05% and the S&P 500 Index declined 11.88%. Much of the decline was attributable to a continuation from 2000 of the unwinding of the speculation that occurred during 1999 when dot.com’s, IPOs, and other speculative market segments posted huge returns. In addition, the general economic factors discussed above contributed to poor market performance.

The Fund will continue to follow its conservative investment philosophy of investing for a full market cycle in order to limit the potential downside risk. In addition, the Fund intends to make prudent investments in those companies it believes have fundamentals which will benefit from the growth of the new economy. The Fund will maintain its investment approach to balance risk and return even in speculative and uncertain markets. As the markets recover from this recession, the Fund will seek to invest in financially strong companies with growth potential and the ability to remain competitive or to improve their competitive position in the marketplace.

The line graph which follows compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, to the same investment over the same periods in two peer group indices. The graph assumes a $10,000 investment in the Fund and the indices at the beginning of the first fiscal year. The peer group in the graph includes the Russell 2000 Index and the S&P Smallcap 600 Index. The Fund believes the Russell 2000 Index and the S&P Smallcap 600 Index are representative of the performance of small- and medium-capitalization companies which are the types of companies in which the Fund primarily invests. Therefore, the Fund believes the Russell 2000 and S&P Smallcap 600 indices provide a meaningful and representative basis of comparison for Fund investors.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS LIMITED EDITION, INC., RUSSELL 2000 INDEX AND S&P SMALLCAP 600 INDEX

	Nicholas Limited Edition, Inc.	% Total Return	Russell 2000 Index	% Total Return	S&P Smallcap 600 Index	% Total Return
12/31/1991	10,000		10,000		10,000
12/31/1992	11,678	16.78%	11,841	18.41%	12,104	21.04%
12/31/1993	12,733	9.03%	14,080	18.91%	14,378	18.79%
12/31/1994	12,345	(3.04)%	13,824	(1.82)%	13,692	(4.77)%
12/31/1995	16,071	30.18%	17,755	28.44%	17,793	29.95%
12/31/1996	19,576	21.81%	20,683	16.49%	21,585	21.31%
12/31/1997	26,041	33.02%	25,308	22.36%	27,107	25.58%
12/31/1998	26,475	1.67%	24,663	(2.55)%	26,752	(1.31)%
12/31/1999	25,393	(4.09)%	29,906	21.26%	30,069	12.40%
12/31/2000	23,194	(8.66)%	29,003	(3.02)%	33,614	11.79%
12/31/2001	25,098	8.21%	29,725	2.49%	35,812	6.54%

The Fund's average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

                                                                One Year Ended         Five Years Ended         Ten Years Ended

                                                                December 31, 2001 December 31, 2001 December 31, 2001

Average Annual Total Return                     8.21%                                 5.10%                         9.64%

Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE FUND'S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors.

The Adviser is the investment adviser to six other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc. Nicholas Equity Income Fund, Inc. and Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.). As of December 31, 2001, the Adviser had approximately $4 billion in assets under management.

The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by the valuations made at the close of each business day of the month. The annual fee is three-fourths of one percent (0.75 of 1%) of the average net asset value of the Fund.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. David O. Nicholas is President, Chief Investment Officer and a Director of the Adviser, and a Senior Vice President of the Fund. They are both Chartered Financial Analysts.

David O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. He has been Portfolio Manager and primarily responsible for the day-to-day management of the portfolios of the Fund and Nicholas II, Inc. since March 1993. He also has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996, Nicholas Income Fund, Inc. since April 2001 and Nicholas Equity Income Fund, Inc. since July 2001.

PRICING OF FUND SHARES

The Fund’s price per share is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund’s total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., New York time) on each day the NYSE is open. Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.A. For a list of holidays observed by the NYSE, please contact the Fund or see the Fund’s Statement of Additional Information.

Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). In order to receive a day’s price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day the NYSE is closed, the NAV will be determined as of the close of the next day the NYSE is open for trading.

PURCHASE OF FUND SHARES

Minimum Investments                                      Regular Accounts and IRAs – Initial Investment $2,000

                                                                               To Add To An Account      $100

Minimum Balance                 $2,000

Automatic Investment Plan $50

Application Information To purchase Fund shares, send an application and your check in the amount of your investment made out to Nicholas Limited Edition, Inc., to:

Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 2944
Milwaukee, Wisconsin 53201-2944

Overnight Delivery To purchase shares by overnight or express mail, please use the following street address:

Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

You should be aware that deposit in the mail or with other independent delivery services, of purchase applications does not constitute receipt by U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") or the Fund.

Wire Payments You also may purchase Fund shares via the Federal Reserve wire system. If a wire purchase is to be an initial purchase, please call U.S. Bancorp (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. U.S. Bancorp will provide you with a confirmation number for any wire purchase, which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

Wire To: U.S. Bank N.A.
ABA 042000013
Credit: U.S. Bancorp Fund Services, LLC
Account 112-952-137
Further Credit: Nicholas Limited Edition, Inc.
(shareholder account number)
(shareholder registration)

The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

The Fund also has available an Automatic Investment Plan for shareholders. You should contact the Fund for additional information.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemptions (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. Cashiers checks, two-party checks and money orders will not be accepted. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

Certificates The Fund won’t issue certificates representing Fund shares unless the shareholder specifically requests certificates in writing. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund won’t issue certificates for fractional shares even if requested. Where certificates are not requested the Fund's tranfer agent will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

REDEMPTION OF FUND SHARES

You may redeem all or part of your Fund shares by any of the following methods. All redemptions will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares.

The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time payment will be made.

You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the Automated Clearing House to a pre-authorized account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

Redemptions By Mail Written redemption requests must include the name of the Fund, the account number(s), the amount of money or number of shares being redeemed, the name(s) on the account(s) and the signature(s) of each registered account holder. If an account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act) or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign. Send your redemption request to:

Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 2944
Milwaukee, Wisconsin 53201-2944

If you have certificates for your shares, you must send the certificate(s) for the full shares to the above address. The certificate(s) must be properly endorsed or accompanied by an instrument of transfer, in either case with signatures guaranteed by an eligible "guarantor institution," which is a bank, savings and loan association, credit union, or member firm of a national securities exchange. A notary public is not an acceptable guarantor.

Overnight Delivery To redeem shares by overnight or express mail, please use the following street address:

Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

You may not fax your redemption request. The Fund will return and not process redemption requests that contain restrictions as to the time or date redemptions are to be effected.

The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

If you are uncertain about what documents or instructions are necessary in order to redeem shares, please write or call U.S. Bancorp (414-276-0535 or 800-544-6547) prior to submitting a written redemption request. A written redemption request will not become effective until all documents are received in proper order.

If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the redemption will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees.

Telephone Redemptions You can redeem your shares by telephone unless you decline this option in writing. Telephone redemptions can only be made by calling U.S. Bancorp (800-544-6547 or 414-276-0535). In addition to account registration information, you will be required to provide the account number and social security number. Telephone calls will be recorded.

During periods of substantial economic or market changes, you may have difficulty making telephone redemptions. If you are unable to contact U.S. Bancorp by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or its transfer agent. Neither the Fund nor its transfer agent will be liable for following instructions communicated by telephone which they reasonably believe to be genuine. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

Tax Effect of Redemption For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed. You may recognize a capital gain or loss equal to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further information.

Signature Guarantees A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

if you change or transfer the registration of your account

upon redemption of shares when certificates have been issued for your account when you want the redemption proceeds sent to a different address than is registered on the account if the proceeds are to be made payable to someone other than the account owner(s)

any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund if a change of address request has been received by the Fund or its transfer agent within 15 days of a redemption request

In addition, you must have your signature guaranteed if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

USE OF A PROCESSING INTERMEDIARY TO PURCHASE AND REDEEM FUND SHARES

Third Party Transactions You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. If you purchase Fund shares this way, the Processing Intermediary rather than you, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase or redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund’s NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charges imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares through the Fund without a redemption charge.

EXCHANGE BETWEEN FUNDS

You may exchange Fund shares for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser.  Nicholas Company, Inc. also is adviser to the following funds, which have investment objectives and net assets as noted below:

Fund	Investment Objective	Net Assets at December 31, 2001
Nicholas Fund, Inc.	Long-term growth	$3,140,487,626
Nicholas II, Inc.	Long-term growth	577,770,752
Nicholas Equity Income Fund, Inc.	Reasonable income; Moderate long-term growth as a secondary consideration	17,979,558
Nicholas Income Fund, Inc.	High current income consistent with the preservation and conservation of capital value	118,715,139
Nicholas Money Market Fund, Inc.	High level of current income as is consistent with preserving capital and liquidity	143,767,813
Nicholas Liberty Fund	Long-term growth	3,716,681 (1)

___________

(1) Nicholas Liberty Fund commenced operations on November 30, 2001.

If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

An exchange constitutes a sale for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information.

The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders.

Exchange By Mail If you are interested in exercising the exchange by mail privilege, you may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund Shares."

Exchange By TelephoneYou also may exchange by telephone among all Nicholas mutual funds.  Only exchanges of $500 or more will be executed using the telephone exchange privilege. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts. You are allowed four telephone exchanges per account during any twelve-month period.

The Fund reserves the right to refuse a telephone exchange if it believes it is advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or its transfer agent. Neither the Fund nor its transfer agent will be responsible for the authenticity of exchange instructions received by telephone. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent transactions. Telephone exchanges can only be made by calling U.S. Bancorp (414-276-0535 or 800-544-6547). You will be required to provide pertinent information regarding your account. Calls will be recorded.

TRANSFER OF FUND SHARES

You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling U.S. Bancorp (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund’s shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund’s net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions generally will be made annually in December. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder’s account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.

You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Fund’s transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. U.S. Bancorp reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Fund’s transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

Individuals, who receive compensation, including earnings from self-employment, may be able to establish a traditional IRA, a Roth IRA, a SEP IRA, a SIMPLE IRA and/or a Coverdell Savings Account. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement, which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important that you obtain up-to-date information from the Fund before opening an IRA.

As long as the aggregate IRA contributions meet the Fund’s minimum investment requirement of $2,000, the Fund will accept any allocation of such contributions between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of IRA contributions.

Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund are consistent with your own retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.

MASTER RETIREMENT PLAN

The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan. Consultation with a tax adviser regarding the tax consequences of the plan is recommended.

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-272-6133 or 800-227-5987

 Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Custodian
U.S. BANK N.A.
Cincinnati, Ohio

Independent Public Accountants
ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

FOR MORE INFORMATION ABOUT THE FUND:

The Fund’s Statement of Additional Information ("SAI"), dated April 30, 2002, contains more detailed information on all aspects of Nicholas Limited Edition, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund’s Annual and Semiannual Report to Shareholders.

To request a free copy of the current Annual/Semiannual report or SAI, or to make shareholder inquiries, please write or call: Nicholas Limited Edition, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund’s Internet website at www.nicholasfunds.com.

In addition, you can review the Fund’s reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund also are available on the SEC’s Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund’s website at www.nicholasfunds.com. You also can find the most current price of the Fund’s shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" – "NchLt." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NCLEX" or the cusip number 653738104.

Investment Company Act File No. 811-4993

PROSPECTUS

April 31, 2002

NICHOLAS

LIMITED EDITION, INC.

Nicholas Limited Edition, Inc.
Suite 1010
700 North Water Street
Milwaukee, Wisconsin 53202 www.nicholasfunds.com

NO LOAD

NO SALES CHARGE

Nicholas Limited Edition, Inc.

Form N-1A

PART B: STATEMENT OF ADDITIONAL INFORMATION

NICHOLAS LIMITED EDITION, INC.

STATEMENT OF ADDITIONAL INFORMATION

700 North Water Street, Suite 1010
Milwaukee, Wisconsin 53202
414-272-6133
800-227-5987

This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Limited Edition, Inc. (the "Fund"), dated April 30, 2002. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund’s current Prospectus and the Fund’s Annual Report for the fiscal year ended December 31, 2001, which are incorporated herein by reference, as they may be revised from time to time. The Fund’s Prospectus provides the basic information you should know before investing in the Fund.

To obtain a free copy of the Fund’s Prospectus and Annual Report, please write or call the Fund at the address and telephone number set forth above.

NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND

Investment Adviser

NICHOLAS COMPANY, INC.

April 30, 2002

TABLE OF CONTENTS

Page

INTRODUCTION 1

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES 1

INVESTMENT RESTRICTIONS 2

INVESTMENT RISKS 3

THE FUND’S INVESTMENT ADVISER 4

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND PORTFOLIO MANAGER OF THE FUND 6

PRINCIPAL SHAREHOLDERS 10

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES 11

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS 11

PORTFOLIO TRANSACTIONS AND BROKERAGE 12

PERFORMANCE DATA 15

CAPITAL STRUCTURE 17

STOCK CERTIFICATES 17

ANNUAL MEETING 17

SHAREHOLDER REPORTS 18

CUSTODIAN AND TRANSFER AGENT 18

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL 18

FINANCIAL INFORMATION 18

INTRODUCTION

Nicholas Limited Edition, Inc. (the "Fund") was incorporated under the laws of Maryland on January 26, 1987. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This type of investment company is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $0.01 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

The Fund has adopted primary investment objectives, which are fundamental policies. The section captioned "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" in the Fund’s Prospectus describes the principal investment objective and the investment policies applicable to the Fund. Please read the Prospectus in conjunction with this Statement of Additional Information. The Fund also has adopted certain other investment strategies and policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any changes will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objective.

Certain Other Investment Strategies and Portfolio Investments

From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase by and sale to the public under the Securities Act of 1933, as amended). These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 15% of the Fund's total assets in the securities of unseasoned companies. In addition, the Fund may not invest more than 5% of the Fund’s total assets in bonds, debentures or other debt securities distributed in private placements.

From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of appreciation in value. The Adviser intends generally to limit the Fund’s purchase of debt securities and preferred stock to those which are rated in one of the top four rating categories by any of the nationally recognized statistical rating organizations ("NRSROs"), or will be unrated instruments but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prevent the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

The Fund may temporarily invest in investment grade and non-investment grade fixed income securities as a temporary defensive measure when conditions warrant. "Investment grade fixed income securities" are fixed income securities ranked in one of the top four debt security rating categories of any of the NRSROs, or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prohibit the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase.

The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. Not more than 20% of the Fund’s total net assets, taken at market, may be invested in repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days may not constitute more than 5% of the Fund’s total net assets, taken at market.

The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of it’s total net assets.

All percentage limitations on the Fund’s investment practices apply at the time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, a later change in the value of the investment or total value of the Fund’s assets will not constitute a violation of such restriction.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.

1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

(a) the purchase of a portion of an issue of publicly distributed debt securities;

(b) investment in repurchase agreements in an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 5% of the value of total net assets, taken at market; and

(c) the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed privately to financial institutions, in an amount not to exceed 5% of the value of total net assets, taken at market, of the Fund.

The total investment of the Fund in repurchase agreements maturing in more than seven days, when combined with the type of investment set forth in 1(c) above, will not exceed 5% of the value of the Fund’s total net assets, taken at market.

2. The Fund will not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ, but not more than 10% in value of the Fund’s total net assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund’s total net assets be invested in the real estate industry in the aggregate.

The Fund may not issue senior securities in violation of the 1940 Act.

The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund’s total net assets.

5. The Fund will not pledge any of its assets.

6. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

7. Not more than 5% of the Fund’s total net assets, taken at market value, will be invested in the securities of any one issuer (not including U.S. Government securities).

8. Not more than 25% of the value of the Fund’s total net assets will be concentrated in companies of any one industry or group of related industries.

9. The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or an officer, director, shareholder or other interested person of the Adviser.

Investment Restrictions Which May Be Changed Without Shareholder Approval

The Fund’s Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

Not more than 15% of its total assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation)

No investments are permitted in interests in oil, gas or other mineral exploration programs (but investments in securities of companies engaged in oil, gas or mineral activities are permitted)

No investments are permitted in puts, calls, straddles, spreads or any combinations thereof

No investments are permitted in securities of other open-end investment companies

The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

All percentage limitations on the Fund’s investment practices apply at the time of an investment or a transaction. Thus, if an investment satisfies a percentage restriction when it is made, later changes in the value of the investment or total value of the Fund’s assets will not constitute a violation of such restriction.

INVESTMENT RISKS

This section contains a summary description of the risks of other investment strategies and related investments of the Fund as discussed in this Statement of Additional Information. For a description of the principal risks of investing in the Fund, please see the "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" section in the Fund’s Prospectus. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you won't lose money or your investment. There is no guarantee the Fund's performance will be positive over any period of time.

Other Risks Related to Certain Portfolio Investments and Strategies. Although the Fund generally will invest in the common stocks of small- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

Liquidity, Information and Valuation Risks of Certain Portfolio Investments

Securities of unseasoned companies and securities issued in private placements, which may be acquired by the Fund from time to time, may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.

Debt Securities and Preferred Stock

From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. The Fund may invest in both short-term and long-term securities. The Fund is not limited as to the maturities of the debt securities in which it invests. The value of preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and debt securities will be affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

Fixed Income Securities

The Fund’s investments in investment grade and non-investment grade fixed income securities may carry some risk. Investment grade fixed income securities described in the fourth category of the NRSROs possess speculative characteristics. In addition, non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of the Fund investments in fixed income securities also may adversely impact the Fund’s net asset value.

Repurchase Agreements

While the underlying obligation of a repurchase agreement purchased by the Fund is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

Borrowings

The use of borrowings can increase the Fund’s exposure to market risk. If the Fund borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund’s objectives will be achieved.

THE FUND’S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund’s investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund’s Board of Directors. The Adviser is the investment adviser to six other mutual funds and approximately 25 institutions and individuals with substantial investment portfolios. The other funds it advises are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Money Market Fund, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Income Fund, Inc., with primary investment objectives and net assets as set forth below.

Fund	Primary Investment Objective	Net Assets as of December 31, 2001
Nicholas Fund, Inc.	Long-term Growth	$3,140,487,626
Nicholas II, Inc.	Long-term Growth	$577,770,752
Nicholas Liberty Fund	Long-term Growth	$3,716,681 (1)
Nicholas Equity Income Fund, Inc.	Reasonable Income	$17,979,558
Nicholas Income Fund, Inc.	High Current Income	$118,715,139
Nicholas Money Market Fund, Inc.	Current Income	$143,767,813

(1) Nicholas Liberty Fund commenced operations on November 31, 2001.

The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund as determined by valuations made at the close of each business day of the month. The annual fee is three-fourths of one percent (.75 of 1%) of the average net asset value of the Fund. For the fiscal year ended December 31, 2001, total net assets of the Fund were $164,205,432. During the fiscal years ended December 31, 2001, 2000 and 1999, the Fund paid the Adviser an aggregate of $1,261,726, $1,823,106 and $2,321,160, respectively, in fees.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Also included as operating expenses which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustee having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President, Secretary and a Director of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Senior Vice President and Portfolio Manager of the Fund, is President, Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas is a Senior Vice President of the Fund and of the Adviser. David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. Jeffrey T. May is a Senior Vice President of the Fund and Senior Vice President and Treasurer of the Adviser. Candace L. Lesak is a Vice President of the Fund and an employee of the Adviser. Mary C. Gosewehr is Treasurer of the Fund and is an employee of the Adviser. Mark J. Giese is a Vice President of the Fund and a Vice President of the Adviser. Earl R. DeLaet is an Assistant Vice President of the Adviser. David E. Leichtfuss, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, is a Director and the Secretary of the Adviser. Mr. Leichtfuss is a partner in the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND PORTFOLIO MANAGER OF THE FUND

The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund’s activities and review the Fund’s performance. The following table sets forth the pertinent information about the Fund’s officers and directors as of January 31, 2002:

Name, Age and Address	Positions Held With Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS
Albert O. Nicholas, 71 (1), (3) 700 North Water Street Milwaukee, WI 53202	President and Director	(2), 14 years	Chief Executive Officer and Chairman of the Board, Nicholas Company, Inc., the Adviser to the Fund. He has been Co-Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas Fund, Inc. since November 1996; and also Nicholas Income Fund, Inc. and Nicholas Equity Income Fund, Inc. since April 2001 and July 2001, respectively. He formerly was the sole Portfolio Manager of these funds, since the time the Adviser managed them. He is a Chartered Financial Analyst.	6	None
Thomas J. Saeger, 57 (1) 700 North Water Street Milwaukee, WI 53202	Executive Vice President, Secretary and Director	(2), 14 years	Executive Vice President and Assistant Secretary, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1969. He is a Certified Public Accountant.	1	None
DISINTERESTED DIRECTOR
Melvin L. Schultz, 68 3636 North 124th Street Wauwatosa, WI 53222	Director	(2), 14 years	Director and Management Consultant, Professional Management of Milwaukee, Inc. He is a Certified Professional Business Consultant and provides financial advice to members of the medical and dental professions.	6	None
OFFICERS
David L. Johnson, 60 (3) 700 North Water Street Milwaukee, WI 53202	Executive Vice President	Annual, 14 years	Executive Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1980. He is a Chartered Financial Analyst.	N/A	N/A
Jeffrey T. May, 45 700 North Water Street Milwaukee, WI 53202	Senior Vice President and Treasurer	Annual, 6 years	Senior Vice President, Treasurer and Compliance Officer, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1987. He is a Certified Public Accountant.	N/A	N/A
David O. Nicholas, 40 (3) 700 North Water Street Milwaukee, WI 53202	Senior Vice President and Portfolio Manager	Annual, 11 years	President, Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund and employed by the Adviser since 1985. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of Nicholas II, Inc. and Nicholas Limited Edition, Inc. since 1993. He also has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996; and also Nicholas Income Fund, Inc. since April 2001 and Nicholas Equity Income Fund, Inc. since July 2001. He is a Chartered Financial Analyst.	N/A	N/A
Lynn S. Nicholas, 45 (3) 700 North Water Street Milwaukee, WI 53202	Senior Vice President	Annual, 14 years	Senior Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1983. She is a Chartered Financial Analyst.	N/A	N/A
Mark J. Giese, 31 700 North Water Street Milwaukee, WI 53202	Vice President	Annual, 3 years	Vice President, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since 1994. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolio of Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.) since November 2001. He is a Certified Public Accountant and a Chartered Financial Analyst.	N/A	N/A
Candace L. Lesak, 45 700 North Water Street Milwaukee, WI 53202	Vice President	Annual, 6 years	Employee, Nicholas Company, Inc., the Adviser to the Fund, since 1983. She is a Certified Financial Planner.	N/A	N/A
Mary C. Gosewehr, 41 700 North Water Street Milwaukee, WI 53202	Treasurer	Annual, 12 years	Employee, Nicholas Company, Inc., the Adviser to Fund, since 1985.	N/A	N/A

____________________

(1) Messrs. Albert O. Nicholas and Thomas J. Saeger are "interested persons" of the Adviser, as that term is defined in the 1940 Act. Mr. Nicholas is Chief Executive Officer and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.

(2) Until duly elected or re-elected at a subsequent annual meeting of the Fund.

(3) David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is the brother-in-law of Albert O. Nicholas.

See "The Fund’s Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund as of December 31, 2001. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises and are overseen by such director as of December 31, 2001.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Albert O. Nicholas	Over $100,000	Over $100,000
Melvin L. Schultz	Over $100,000	Over $100,000
Thomas J. Saeger	Over $100,000	Over $100,000

The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors’ fees of directors who are not interested persons of Nicholas Limited Edition, Inc. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses.

The table below sets forth the aggregate compensation received by all directors of the Fund during the year ended December 31, 2001. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

Name	Aggregate Compensation From the Fund (1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors (1)
Albert O. Nicholas (2)	$ 0	$0	$0	$ 0
Melvin L. Schultz (2)	2,000	0	0	21,200
Thomas J. Saeger _______________	0	0	0	0

(1) During the year ended December 31, 2001, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as their investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Income Fund, Inc, Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of meeting attendance fees. During the year ended December 31, 2001, the Fund compensated the disinterested directors at a rate of $500 per director per meeting attended. Except for out-of-pocket expenses, the disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the year ended December 31, 2001. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

(2) Messrs. Albert O. Nicholas and Melvin L. Schultz also are members of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc.

In October 2001, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through October 2002. In connection with renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by Adviser or adopted by the Board. For the fiscal year ended December 31, 2001, the management fee was 0.75% and the Fund’s total expense ratio (including the management fee) was 0.89%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; (iv) the overall performance of the market as measured by a number of different indices, including the S&P 500 Index; and (v) the range and quality of the services offered by the Adviser. The peer group fund data included primarily small- to mid-cap focused funds representing a combination of investment styles (including value, blend and growth). In reviewing the Fund’s performance relative to peer group data, the Board noted that the Fund’s investment style was growth at a reasonable price, and therefore, the Board focused in particular on funds with core/blend and growth investment styles. The Board acknowledged that the portfolio manager’s focus on strong company fundamentals contributed to the Fund’s stronger relative performance in the recent down market. The Fund’s positive performance in fiscal 2001 (a 12-month return of 8.21%) was better than its two benchmarks, the Russell 2000 Index’s 12-month total return was 2.49% and the Standard & Poor’s Smallcap 600 Index’s 12-month total return was 6.54%. Finally, the Board noted that the Fund compared favorably to the NASDAQ Composite Index, which had a 12-month return of (21.05)%, the S&P 500 Index’s total return of (11.88)%.

The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser’s clients above their own.

The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

PRINCIPAL SHAREHOLDERS

Nicholas Company, Inc., the investment adviser to the Fund, beneficially owned 1,083,681 shares of the Fund, or 11.28%, as of March 31, 2002. Of this amount, 775,593 shares were owned of record by Nancy Nicholas, the spouse of Albert O. Nicholas, President and a Director of the Fund, Chief Executive Officer and a Director of the Adviser, and owner of 91% of the outstanding voting securities of the Adviser; the Nicholas Family Foundation owned of record 56,004 shares; the Nicholas Company, Inc. Pension Plan owned of record 17,530 shares; the Nicholas Company, Inc. Deferred Compensation Trust owned of record 18,180 shares; and the Nicholas Company, Inc. Profit-Sharing Trust, of which Mr. Nicholas and David E. Leichtfuss are trustees, owned of record 216,374 shares.

No other persons are known to the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund as of March 31, 2002. All directors and executive officers of the Fund as a group (10 in number) own approximately 13.57% of the outstanding shares of the Fund as of March 31, 2002.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

The sections captioned "PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES," and "EXCHANGE BETWEEN FUNDS" in the Fund’s Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this Statement of Additional Information by reference.

Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund’s Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

Shareholder purchase, redemption and exchange orders are processed using the net asset value ("NAV") next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the NYSE on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE generally will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Most debt securities, excluding short-term investments, are valued at the current evaluated bid price. Securities for which there are no readily available market quotations and other assets and liabilities of the Fund will be valued at their then current fair value using methods determined in good faith by the Board of Directors.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain.

The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund’s net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund’s capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund’s shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund’s net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. Distributions generally will be made annually in December. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund’s gross income.

At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund’s investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker or dealer would have charged for effecting the transaction.

The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund’s transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser’s expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser’s opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund’s transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser’s other client accounts, which is also utilized by the Adviser in managing the Fund’s portfolio.

The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2001.

                    Amount of Commissions
                         Paid to Firms that                                                        Amount of
                        Provided Research                                            Brokerage Transactions
                              Services (1)                                                              Involved (1)

The Fund                $29,524                                                                 $27,159,309

(1) The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund’s shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

Over-the-counter market purchases and sales are generally transacted directly with principal market makers who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

The Fund paid aggregate brokerage commissions of approximately $187,952, $209,957 and $270,281 in fiscal 2001, 2000 and 1999, respectively. While the volume of purchases and sales for the Fund increased in fiscal 2000 compared to 1999, the transaction mix related to securities traded on the NASDAQ as opposed to exchange listed securities accounted for a lower level of brokerage commissions.

The Adviser, which is the investment adviser to seven registered investment companies (including the Fund) and other advisory clients (collectively, "client accounts"), may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one client account at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities and/or the size of the position obtained or disposed of by the client accounts. It is the Adviser's policy not to favor one client account over another in making investment recommendations or in placing orders.

The Adviser has adopted procedures that provide generally for the Adviser to aggregate (or "bunch") orders for more than one client account. An aggregated order occurs when the Adviser enters a single order for the purchase or sale of a single security on behalf of more than one client account. The Adviser may aggregate orders when it deems it to be appropriate and in the best interests of the client accounts. Pursuant to the Adviser’s trade allocation procedures, client accounts will participate in any aggregated order for a security at the average share price on any given date for all of the Adviser’s transactions in that security on behalf of those clients participating in the aggregated order, with transaction costs shared pro rata based on participation. When an aggregated order is only partially filled, the securities purchased generally will be allocated on a pro rata basis to each client account participating in the aggregated order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the aggregated order on the same business day. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration or credit exposure).

The Adviser also has adopted procedures governing the allocation of securities issued in initial public offerings ("IPOs") which provide that all portfolio managers for the Adviser’s client accounts shall be informed of any opportunity to acquire IPO securities which is presented to or which becomes available to the Adviser or any of its clients. Each client’s portfolio manager shall assess whether or not the acquisition of IPO securities is appropriate for, and in the best interests of, his client, based upon multiple factors, including but not limited to the following: (i) the investment objective of the client; (ii) risk tolerance of the client; (iii) market capitalization of the IPO issuer; (iv) nature of the IPO issuer’s business and industry; (v) current composition of the client’s portfolio (including cash position); and (vi) preference of the portfolio manager for IPO investment opportunities. The IPO procedures provide that a written allocation statement shall be prepared prior to the Adviser submitting an order for IPO securities which identifies the client accounts to participate, the extent of such participation and the basis for allocation among the participating clients in the event the IPO order is partially filled. The allocation in the event of a partial order fill may be based upon a number of factors including but not limited to those specified as factors to be considered in assessing whether or not a client will invest in IPO securities. The procedures provide that any deviation from the initial allocation statement shall be approved by either Albert O. Nicholas or David O. Nicholas, and the Adviser’s compliance officer.

The Adviser’s procedures for allocation of IPO investment opportunities are designed to ensure that all clients are treated fairly and equitably. However, the procedures do not mandate allocation of IPO investment opportunities among its clients in equal amounts or pro rata based upon the size of the client account’s assets. Adviser clients whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings may receive a greater percentage of IPO allocations than other client accounts without such characteristics.

PERFORMANCE DATA

The Fund may quote a "total return" or an "average annual total return" from time to time in advertisements or in information furnished to present or prospective shareholders. All performance figures are based on historical earnings and are not intended to indicate future results. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is determined by discounting the "total return" for the number of time periods represented. The Fund’s total returns (before taxes) and average annual total returns (both before and after taxes) for the one-, five-, and ten-year periods ended December 31, 2001, are set forth below:

	For the Periods Ended December 31, 2001
	One Year	Five Years	Ten Years
Total Return Before Taxes	8.21%	28.22%	150.99%
Average Annual Total Return Before Taxes	8.21%	5.10%	9.64%
Average Annual Total Return After Taxes on Distributions	8.15%	3.21%	7.23%
Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares	5.03%	4.08%	7.40%

The total return (before taxes) and average annual total return (before taxes) values are computed according to the following formulas:

P(1+T) to the nth power = ERV
or
Total Return = (ERV/P)-1

Average Annual Total Return = nth root of ERV/P - 1

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return.

n = number of years from initial investment to the end of the period.

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods.

For purposes of these calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the NAV calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the periods is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund’s portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund’s performance.

The average annual total return (after taxes on distributions) is computed according to the following formula:

P(1 + T) to the nth power = ATV
                                                       D

Where:

P = a hypothetical initial investment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the stated periods, after taxes on fund distributions but not after taxes on redemption.

For purposes of this calculation, the following assumptions are made: (1) all dividends and distributions by the Fund, less the taxes due on such dividends and distributions, are reinvested at the NAV calculated on the reinvestment dates during the period; (2) the taxes due on any distributions by the Fund are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain); (3) the ending value has been determined assuming a complete redemption at the end of the applicable period; and (4) all recurring fees that are charged to all shareholder accounts are included.

This figure is computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions after taxes on dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges. Please note that the applicable federal tax rates assumed vary over the measurement period. In addition, potential tax liabilities other than federal tax liability (e.g., state and local taxes) have been disregarded in the calculations as well as the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax.

The average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

P(1 + T) to the nth power = ATV
                                                       DR

Where:

T = average annual total return (after taxes on distributions and redemption).

P = a hypothetical initial investment of $1,000.

n = number of years

ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the stated periods, after taxes on fund distributions and redemption

For purposes of this calculation, the following assumptions are made: (1) all dividends and distributions by the Fund, less the taxes due on such dividends and distributions, are reinvested at the NAV calculated on the reinvestment dates during the period; (2) the taxes due on any distributions by the Fund are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain); (3) the ending value has been determined assuming a complete redemption at the end of the applicable period and subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption;(4) the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions have been separately tracked throughout the periods and the basis for a reinvested distribution includes the distribution net of taxes assumed paid from the distribution; (5) the tax bases have been adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law; (6) the amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption has been separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions; (7) the tax character has been determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment date and the end of the measurement period in the case of reinvested distributions; and (8) shareholders have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

This figure is computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions after taxes on distributions and redemption, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges. Please note that the applicable federal tax rates assumed vary over the measurement periods. In addition, capital gains taxes (or the benefit resulting from tax losses) have been calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. Potential tax liabilities other than federal tax liability (e.g., state and local taxes) have been disregarded in the calculations as well as the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax.

In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor’s Index Composites, NASDAQ, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron’s, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar, Inc., CDA Investment Technologies Inc. and Value Line, Inc.

CAPITAL STRUCTURE

Nicholas Limited Edition, Inc. is authorized to issue 20,000,000 shares of common stock, par value $0.01 per share. Of these, the Board of Directors of the Fund has determined that an aggregate maximum of 10,000,000 shares (net of redemptions) are available for purchase by investors and 10,000,000 shares are reserved for reinvestment of capital gain and dividend distributions. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares except fractional shares have no voting rights.

STOCK CERTIFICATES

The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder’s account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), and direct that his account be credited with the shares. A shareholder may in writing direct U.S. Bancorp at any time to issue a certificate for his shares without charge.

ANNUAL MEETING

Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund’s fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund’s independent public accountants, Arthur Andersen LLP, will be sent to shareholders.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank N.A. ("U.S. Bank") acts as Custodian of the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank and U.S. Bancorp do not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent public accountants for the Fund. Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, have passed on the legality of the shares of the Fund being offered by the current Prospectus.

FINANCIAL INFORMATION

The schedule of investments, the financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended December 31, 2001, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.

Nicholas Limited Edition, Inc.

Form N-1A

PART C: OTHER INFORMATION

PART C: OTHER INFORMATION

Item 23. Exhibits

All exhibits required to be filed pursuant to Item 23 are listed in the Exhibit Index which appears elsewhere herein, and (i) appear in their entirety herein, or (ii) are incorporated by reference to previous filings with the Securities and Exchange Commission, as indicated in such Exhibit Index.

Item 24. Persons Controlled by or Under Common Control with the Fund

The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.) Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.

Item 25. Indemnification

Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, Registrant maintains a joint errors and omissions insurance policy with a $5.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

Item 26. Business and Other Connections of the Investment Adviser

Incorporated by reference to pages 5-11 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

Item 27. Principal Underwriters

None.

Item 28. Location of Accounts and Records

All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202 or U.S. Bancorp Fund Services, LLC formerly known as Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 29. Management Services

None.

Item 30. Undertakings

The Registrant’s By-Laws provide that it will indemnify its officers and directors for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant under the Securities Act of 1933 ("Act"), or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, the latest Annual Report to Shareholders which is incorporated by reference in the Prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the Prospectus, to deliver, or cause to be delivered to each person to whom the Prospectus is sent or given, the latest Quarterly Report which is incorporated by reference in the Prospectus to provide such interim financial information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Nicholas Limited Edition, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 24th day of April, 2002.

NICHOLAS LIMITED EDITION, INC.

By:

Thomas J. Saeger, Executive Vice President,
Secretary, Chief Financial Officer and
Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 24, 2002.

/s/ Albert O. Nicholas*

Albert O. Nicholas
President (Principal Executive Officer),
and Director

/s/ Melvin L. Schultz*

Melvin L. Schultz, Director

/s/ Thomas J. Saeger*

Thomas J. Saeger
Executive Vice President,
Secretary, Chief Financial Officer,
Chief Accounting Officer, and
Director

* By:

Thomas J. Saeger, as

Attorney-in-Fact for the above officers

and directors, under authority of

Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit No.	Description	Sequential Page No.
(a)	Articles of Incorporation of the Registrant	*
(b)	By-Laws of Registrant	*
(c)	Specimen certificate evidencing common stock, $0.01 par value per share, of Registrant	*
(d)	Investment Advisory Agreement, dated January 26, 1987, between the Registrant and Nicholas Company, Inc	*
(g)	Custodian Agreement, dated January 26, 1987, between the Registrant and U.S. Bank N.A. formerly known as Firstar Trust Company	*
(i)	Opinion of Michael Best & Friedrich LLP, counsel to the Registrant, concerning the legality of Registrant’s common stock, including consent to the use thereof.	**
(j)	Consent of Arthur Andersen LLP, independent public accountants.	**
(p)	Code of Ethics of Nicholas Limited Edition, Inc.	*
(p.1)	Nicholas Company, Inc. Code of Ethics and Insider Trading Policy	*
*	Powers of Attorney	*

* Incorporated by reference to previous filings with the Securities and Exchange Commission.

** Filed herewith.

LIST OF CONSENTS

1. Consent of Michael Best & Friedrich LLP

(filed herewith and included in Exhibit (i))

2. Consent of Arthur Andersen LLP

(filed herewith and included as Exhibit (j))

EXHIBIT NO. (i)

Opinion of Michael Best & Friedrich LLP,

counsel to the Registrant, concerning the

legality of the Registrant's common stock,

including consent to the use thereof.

EXHIBIT NO. (j)

Consent of Arthur Andersen LLP,

independent public accountants.